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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 29, 1999



                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)


       California                         0-18225                        77-0059951
(State or other jurisdiction            (Commission                   (IRS Employer
      of incorporation)                 File Number)                Identification No.)

170 West Tasman Drive, San Jose, California                           95134-1706
 (Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:  (408) 526-4000

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Item 5.  Other Events

     On September 29, 1999, Cisco Systems, Inc. (the "Cisco") announced it has completed the acquisitions of Monterey Networks, Inc. of Richardson, TX and Cocom A/S of Copenhagen, Denmark. A copy of the press release issued by the Registrant on September 29, 1999 concerning the foregoing transactions is filed herewith as Exhibit 20.1, and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Exhibits.

          20.1 Press Release of Registrant, dated September 29, 1999, announcing the consummation of the acquisition by Registrant of Monterey Networks, Inc. and Cocom A/S.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CISCO SYSTEMS, INC.



Dated:  September 29, 1999            By: /s/ Larry R. Carter
                                         --------------------------------------
                                         Larry R. Carter, Senior Vice President,
                                         Finance and Administration,
                                         Chief Financial Officer and Secretary

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                                  EXHIBIT INDEX

 Exhibit
 Number                       Description of Document
 -------                      -----------------------
  20.1    Press Release of Registrant, dated September 29, 1999,
          announcing the consummation of the acquisition by Registrant of Monterey Networks, Inc. and Cocom A/S.

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